UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184897	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 E. Cape Coral Parkway, Cape Coral, Florida 33904
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2015, we issued a press release, which is attached hereto as Exhibit 99.1, that discussed the Company’s financial results for the first quarter ended March 31, 2015.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 18, 2015

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY EDUCATION ALLIANCE, INC.

By:	/s/ Anthony C. Humpage
Anthony C. Humpage
Chief Executive Officer and Director
Dated: May 18, 2015

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